Summary Prospectus

March 1, 2011

THOMAS WHITE

AMERICAN OPPORTUNITIES FUND

TICKER: TWAOX

Before you invest, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.thomaswhitefunds.com/american-opportunities-mutual-fund.aspx. You can also get this information at no cost by calling 1-800-811-0535 or by sending an e-mail request to info@thomaswhite.com. The current prospectus and statement of additional information, both dated March 1, 2011, are incorporated by reference into this summary prospectus.

FUND OBJECTIVE

The investment objective of the Thomas White American Opportunities Fund (the “Fund”) is long-term capital growth.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Redemption Fee (on shares purchased and held for less than sixty days) (as a percentage of amount redeemed, if applicable)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.57%
Fee Deferral and/or Expense Reimbursement*	0.22%
Total Annual Fund Operating Expenses After Fee Deferral and/or Expense Reimbursement*	1.35%

* The Advisor (as defined below) has entered into a fee deferral/expense reimbursement agreement to defer its fees and/or reimburse the Fund to the extent that the Fund’s operating expenses exceed 1.35% of the Fund’s average daily net assets. Operating expenses include, without limitation, any fees or expenses incurred during the course of the ordinary operating expenses of the Fund, but shall exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, litigation, indemnification or any extraordinary expenses (as determined under generally accepted accounting principles) not incurred in the ordinary course of the Fund’s business. As a result, the “Total Annual Fund Operating Expenses After Fee Deferral and/or Expense Reimbursement” shown above may be higher than 1.35% of the Fund’s average daily net assets due to such excluded items. The fee deferral/expense reimbursement agreement expires February 28, 2012. The Fund has agreed to repay the Advisor for amounts deferred or reimbursed by the Advisor pursuant to the agreement provided that such repayment does not cause the Fund to exceed the above limit and the repayment is made within three years after the year in which the Advisor incurred the expense. The fee deferral/expense reimbursement agreement may only be amended or terminated by the Fund’s Board of Trustees.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

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The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except for year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$137	$474	$834	$1,849

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund primarily invests in equity securities (consisting of common stocks, preferred stocks and convertible securities) of mid-size U.S. companies. The Advisor employs a valuation-oriented stock selection strategy and broad portfolio diversification. The Advisor will select most of the stocks held by the Fund from the approximately 800 companies in the Russell Midcap Index. The Advisor currently researches over 4,000 issuers monthly and may purchase any of these securities for the Fund. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Equity securities of mid- and small-size companies tend to have greater price fluctuations than larger, more established companies. The Advisor will attempt to manage this risk by normally owning securities issued by companies that represent a broad range of industries. The Fund will compare itself to, and attempt to outperform, the Russell Midcap Index. This unmanaged index represents approximately 800 companies that have a market capitalization range of approximately $1.2 billion to $14.1 billion and a weighted average capitalization of $6.4 billion, as of May 31, 2010.

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While the Advisor will primarily invest the assets of the Fund in U.S. companies, the Fund can invest a portion of its assets in non-U.S. equity securities. There is no limit in the amount that the Advisor may invest in securities issued by companies located outside of the U.S., including those from emerging market countries.

TWI seeks to buy equity securities of companies at a value less than its research indicates to be their true worth. This is intended to produce Fund portfolios with attractive relative valuation ratios, such as price-to-earnings and price-to-book. The Advisor may sell a security if it no longer believes the security will contribute to meeting the investment objective of the Fund

PRINCIPAL RISKS OF INVESTING IN THE FUND

General Risks: The Fund is designed to be appropriate for prudent investors who are seeking the long-term performance advantage of equities and who want growth of capital rather than current income. Shareholders should understand that all investments involve the risk of losing money.

Management Risk: There can be no guarantee against the loss of money resulting from an investment in the Fund, nor can there be any assurance that the Fund’s investment objective will be attained.

Market Risk: The Fund is subject to market risk, which is the risk that the value of a security may move up and down, sometimes rapidly and unpredictably, in response to economic or other conditions. In addition, changes in interest rates affect the value of portfolio securities held by the Fund and the operations of the issuers of the Fund’s portfolio securities.

Equity Risk: In the short-term, equity performance may be volatile and unpredictable, and may produce greater negative returns than other asset classes.

Small- and Mid-Capitalization Securities Risk: The Fund’s investments in mid- and small-cap companies can involve more risk than investing in larger companies. Normally, these companies have more limited markets or product lines, and often more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of large cap issuers, or to decline more significantly during market downturns than the market as a whole

Foreign Securities Risk: Holding equity securities of foreign companies can entail taking more risk than owning the securities of domestic companies as a result of disclosure, accounting, auditing and financial reporting standards and practices that differ from those to which U.S. issuers are subject. Political, economic and social developments in foreign countries and fluctuations in currency exchange

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rates may affect the operations of foreign companies or the value of their stocks. Investments in foreign securities may also be subject to the risks of seizure by a foreign government and imposition of restrictions on the exchange or transport of foreign currency. Further, transaction costs in foreign jurisdictions, including tax, brokerage and custody costs, may be higher, which can result in lower returns or decreased liquidity.

Value Investing Risk: The risk of value investing is that the price of securities may never reach what the Advisor believes to be their full value, or may even go down in price. In addition, this approach may produce returns below aggressive equity funds, given the Advisor’s efforts to limit risk.

FUND PERFORMANCE

The following bar chart and table represents the Fund’s annual returns as of December 31, 2010 and long-term performance. Total return information reflects reimbursements of Fund expenses, in the absence of which total returns would have been lower. The returns include reinvestment of all dividends and distributions.

The bar chart demonstrates that returns will fluctuate from year-to-year. The Fund can experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the graphs.

The average annual total return table compares the Fund’s average annual returns for the 1-, 5- and 10-year periods to those of the Fund’s primary broad-based securities market index, the Russell Midcap Index, and a secondary index, the S&P 500 Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through a tax deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”).

As with all mutual funds, past performance, before and after taxes, is not a prediction of future results.

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Total Return for Calendar Year

Best Quarter	Worst Quarter

Qtr 2 2003: 15.01%	Qtr 4 2008: -26.26%

Average Annual Total Returns as of December 31, 2010	1 Year	5 Years	10 Years

Return Before Taxes	21.28%	1.63%	6.18%

Return After Taxes on Distributions	20.98%	0.85%	5.48%
Return After Taxes on Distributions and Sale of Fund Shares	13.82%	1.26%	5.31%
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	25.48%	4.66%	6.54%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%

MANAGEMENT

Advisor: Thomas White International, Ltd. (“TWI” or the “Advisor”) serves as the investment advisor for the Fund.

Portfolio Manager: Thomas S. White, Jr. serves as the portfolio manager of the Fund. Mr. White is Chairman of TWI and has managed the Fund, assisted by the firm’s team of senior investment analysts, since its inception in March 1999.

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PURCHASE AND SALE OF FUND SHARES

You may open a Fund account by mailing a completed application to Thomas White Funds Family, Shareholder Services Center, 615 East Michigan Street, 3rd Floor, Milwaukee, WI 53202, or by calling the Fund at 1-800-811-0535.

The Fund’s initial and additional investment minimums are as follows:

	Initial	Additional
Regular Account	$2,500	$100
Automatic Invest	$1,000	$100
Traditional IRA	$1,000	$100
Roth IRA	$1,000	$100
Coverdell IRA	$1,000	$100

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares. To sell shares in a regular (non-IRA) account, you may contact the Fund by phone at 1-800-811-0535, or by mail at Thomas White Funds Family, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. To sell shares in an IRA, your request must be made in writing.

TAX INFORMATION

The Fund intends to distribute dividends and distributions that may be taxed as either ordinary income or long-term capital gains, unless you invest through a tax-deferred account, such as a 401(k) plan or IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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